                                                                    EXHIBIT 10.4

                                   ASSIGNMENT
      THIS ASSIGNMENT is made and entered into this 1st day of March, 1996 to be effective as of 7:00 a.m. CST March 1, 1996 by and between TEXAS GAS TRANSMISSION CORPORATION, a Delaware corporation, herein referred to as "Texas Gas" or as "Assignor," and BELLWETHER EXPLORATION COMPANY, a Delaware corporation, herein referred to as "Bellwether" or "Assignee."

                                   WITNESSETH

      WHEREAS, Assignor is a party to that certain Gas Purchase Contract dated February 7, 1979, as amended, between Assignor, as Buyer, and West Monroe Gas Gathering Corporation, et al., successors to Reliance Trust, et al., as Sellers, covering the sale and purchase of natural gas from the West Monroe Field, Union Parish, Louisiana, hereinafter referred to as the "Contract"; and

      WHEREAS, Assignor desires to assign all of its interest in the Contract to Assignee; and

      WHEREAS, Assignee desires to acquire Assignor's interest in the Contract and to replace Assignor as Buyer under the Contract;

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the sufficiency of which is acknowledged, Assignor and Assignee hereby agree as follows:

                             ARTICLE 1. ASSIGNMENT

      1.1 Assignor hereby grants, conveys, transfers and assigns to Assignee all of Assignor's interest, rights and obligations under the Contract effective March 1, 1996. As the successor and assign of Assignor, Assignee hereby accepts assignment of all of Assignor's interest, rights and obligations under the Contract, and agrees to assume the obligations of Buyer under the Contract, effective March 1, 1996.

      1.2 Attached hereto as EXHIBIT A is a list of the agreements, amendments or contracts which make up the Contract and which are being assigned to Assignee. Assignor will furnish Assignee with copies of each of these agreements within 15 days of execution of this Assignment.

                               ARTICLE 2. PAYMENT

    2.l Assignor agrees to pay Assignee the sum of nine million, eight hundred and seventy-five thousand dollars ($9,875,000.00) in consideration of Assignee's acceptance of this Assignment. Assignee hereby accepts the payment as an agreed amount sufficient to allow Assignee to perform the obligations of Buyer over the remaining term of the Contract. Such payment shall be made by wire transfer to the following account on or before March 1, 1996:

          Bank:           Texas Commerce Bank Houston
          ABA Number:     113000609
          Acct. Name:     Bellwether Exploration Company
          Acct. Number:   00100285213
          Reference:      Assignment of Gas Contract
          Contact:        Pam BIRKHOLZ


                     ARTICLE 3. RELEASE and Indemnificatinn

    3.1 In consideration of the above payment, Assignee agrees to release Assignor from any claim from or on behalf of Assignee that the payment amount is not, in fact, sufficient to allow Assignee to perform under the Contract and Assignee further agrees to defend, save and hold Assignor harmless from any loss, damages, liability, costs or expenses (including but not limited to penalties, attorney fees, costs or interest), in regard to any claim or demand by any entity affiliated with Assignee or by any other person or entity, including but not limited to the Sellers under the Contract, which arises or results from or relates to this Assignment or to Buyer's performance under the Contract on or after the effective date of the Assignment. Assignee's indemnity obligation shall not apply or extend to Assignor's regulatory proceedings before the Federal Energy Regulatory Commission (FERC) or any public utility commission proceeding relating to Assignor's rates.

    3.2 In the event of any claim or demand against Assignor which may be covered by this indemnification, Assignor shall promptly notify Assignee in writing of such demand, with a copy of the demand if it is in written form, and Assignee shall have the right to contest such demand and by virtue of this indemnity shall be subrogated to all rights of Assignor in contesting such claim and shall have all rights necessary to defend the same.

    3.3 In the event any legal action is taken against Assignor for which it may be entitled to be indemnified pursuant to this Agreement, upon notice by Assignor, Assignee shall defend or settle such action at its own cost and expense. Assignee shall have the right to select counsel to jointly represent Assignor and Assignee with the advice and consent of Assignor which consent shall not be unreasonably withheld. Assignee agrees to consult and cooperate with Assignor in the defense of any such action, including, but not limited to, the providing of documents and records of Assignor. Assignor, at its own expense, shall have the right to be represented by additional counsel of its own choice. Further, Assignor shall have the right to appeal at its own cost any adverse judgment which Assignee does not appeal. If Assignee decides not to appeal such adverse judgment, Assignee shall notify Assignor in sufficient time to permit Assignor to appeal such adverse judgment. If Assignor chooses to appeal and Assignee does not, Assignor is under no obligation to perfect an appeal which suspends the effect of the adverse judgment unless Assignee agrees to furnish any appeal bond which may be required for such an appeal. Assignor's decision to so appeal an adverse judgment shall not relieve Assignee of its obligation to indemnify and hold Assignor harmless hereunder.

                           ARTICLE 4. TRANSPORTATION

     4.1 As additional consideration for Assignee's agreement to accept Assignor's obligations under the Contract, Assignor agrees to accept delivery of gas purchased by Assignee under the Contract and tendered at the existing receipt point by Assignee or its designee for transportation in Assignor's pipeline facilities as set forth herein. Upon request of Assignee, Assignor and Assignee shall enter into an interruptible transportation agreement in the form set forth in Assignor's FERC tariff, as it may be amended from time to time. The initial term of the agreement shall extend through June 30, 1999. Assignor shall offer to Assignee such discounted IT rates as Assignor charges to other shippers from time to time in the vicinity of the West Monroe receipt point for comparable transportation service. Assignor further agrees to grant such waivers of the gas quality specifications set forth in the tariff or the transportation agreements as may be necessary to allow gas tendered during the remainder of the primary term of the Contract to be accepted for transportation by Assignor for Assignee or its designee; provided, however, the gas tendered for transportation has a minimum Btu content of 950 MMBtu per cubic foot and otherwise meets the quality specifications in the Contract other than the non-hydrocarbon content specifications. The gas tendered for transportation shall not contain more than 7.2% by volume of nitrogen and not more than 7.45% of total non-hydrocarbon gases.

                          ARTICLE 5. CONFIDENTIALITY

     5.1 Assignor and Assignee agree not to make disclosure of the terms of this Assignment to third (3rd) parties except the following disclosures which are expressly permitted. Disclosure of the terms of this Assignment may be made to comply with any applicable governmental regulations or orders. Disclosure may also be made on a need to know basis to the parties' attorneys, representatives and employees and to accounting experts, technical consultants, financial institutions and prospective buyers or their representatives, if said representatives agree, in writing, to be bound by the terms of this confidentiality provision. Disclosure of the terms of this Assignment may also be made if the prior written approval of the non-disclosing party is lawfully obtained or if such information becomes public information or was obtained from some other source. If production of the Assignment is sought by others in any judicial or administrative proceeding, the disclosing party agrees to notify the non-disclosing party of the request for production, to resist disclosure and, if disclosure is required, to seek protective orders to prevent general dissemination of this Assignment and its terms.

    5.2 The following disclosures are permitted as exceptions to Section 5.1. Assignor may make such disclosures to the FERC or to parties in any proceeding before the FERC as may be necessary to support its efforts to seek to include the amounts paid hereunder in its rates. Any such disclosure in a proceeding before the FERC shall be made only after Assignor has attempted in good faith to obtain a protective order from the FERC restricting access to only those FERC parties who have agreed to the protective order. In addition, Assignee or its parent corporation may make such written disclosures to or filings with the Securities Exchange Commission ("SEC") and issue such press releases as may be necessary or required by the laws, rules or regulations of the SEC, with a copy of any such disclosure, filing or press release mailed to Assignor.

    5.3 In order to evidence this Assignment to third parties without violating the restrictions of Section 4.1 above, attached hereto as EXHIBIT B is a pro forma Certificate of Assignment to be executed by Assignor and Assignee. Disclosure of the Certificate of Assignment is expressly permitted.

                            ARTICLE 6. MISCELLANEOUS

    6.1 This Assignment is to be interpreted under the laws of the State of Louisiana without giving regard to the conflict of laws and principles thereof.

    6.2 This Assignment was prepared jointly by the parties hereto and not by either party to the exclusion of the other.

    6.3 Nothing herein is intended to confer a benefit on any third party.

    6.4 This Agreement may be executed in counterparts, each of which shall be considered an original.

      IN WITNESS WHEREOF, this Agreement is executed in multiple originals on this 1st day of March, 1996.

                                      TEXAS GAS TRANSMISSION  CORPORATION
                                      (Assignor)
WITNESSES:


/s/ SHERRY L. RICE                    By: /s/ KIM R. COCKLIN
- --------------------                     -------------------------------
/s/ KAREN J. HOLLAND                  Name: Kim R. Cocklin
- --------------------                  Title: Vice President

                                      BELLWETHER EXPLORATION  COMPANY (Assignee)

/s/ LAURENCE E. GLENN                 By: /s/ J. DARBY SERE'
- ---------------------                    -------------------------------
/s/ JACQUELINE PARTIN                 Name: J. Darby Sere'
- ---------------------                 Title: President

                                                                       Exhibit A

                              LIST OF AGREEMENTS
                           CONSTITUTING THE CONTRACT


Agreement                      Date                            Description
- ---------                      ----                            -----------
Gas Purchase Contract        02-07-79  Texas Gas Transmission Corporation ("Buyer") and Reliance Trusts, et al., ("Seller").

Letter Agreement             06-08-79  Amended to include additional acreage in Exhibit A-2, depicted on Exhibit A-3.

Amendment to Gas Purchase
 Contract                    06-13-80  Texas Gas Transmission Corporation and Reliance Trusts, et al., providing for incentive prices under Section 107(c)(5) of the NGPA and extension of term.

Letter Agreement             06-18-80  Amended to included additional acreage in Exhibit A-4, depicted on Exhibit A-5.

Letter Agreement             08-25-80  Amended to include additional acreage in Exhibit A-6, depicted on Exhibit A-7.

Letter Agreement             10-08-80  Amended to include additional acreage in Exhibit A-8, depicted on Exhibit A-9.

Letter Agreement             10-24-80  Extending date whereby Seller is to drill 50 additional wells.

Letter Agreement             03-17-81  Amended to include the dedication of oil and gas leases in Exhibit A-10, outlined on
                                       Exhibit A-11.

                                                                       Exhibit A
                                                                          Page 2

Agreement                      Date                            Description
- ---------                      ----                            -----------
Letter Agreement             12-11-81  Amended to include additional acreage in Exhibit A-12, depicted on Exhibit A-13.

Assignment of Oil and Gas
 Leases                      01-01-83  Malmac Energy Corporation acquires its interests from WTC Arkadelphia, Ltd.

Amendment to Gas Purchase
 Contract                    10-11-83  Amendment whereby Seller dedicates additional acreage and appoints West Monroe Gas
                                       Gathering System as Seller's Representative, Exhibits 14 and 15.

Act of Sale and Assignment   07-01-84  West Monroe Gas Gathering System assigns to West Monroe Gas Gathering Company, Inc.

Letter Agreement             10-17-84  Whereby Buyer and Seller due to market conditions have agreed to modify some terms of the
                                       Contract as follows: (i) DMQ 70%, (ii) Test only 2 times/yr., (iii) Price for 107(c)(5)-
                                       $5.75 but only from 10-1-84 to 12-31-85.

Letter Agreement             11-06-84  Amended to dedicate additional acreage in Exhibit A-16, depicted on Exhibit A-17.

Ratification and Amendment   05-31-85  Texas Gas Transmission Corporation and West Monroe Gas Gathering Company, Inc., et al.

Letter Agreement             07-16-85  Amended to include additional acreage in Exhibit A-18, depicted on Exhibit A-19.

Letter Agreement             07-17-85  Amended to include additional acreage in Exhibit A-20, depicted on Exhibit A-21.

                                                                       Exhibit A
                                                                          Page 3

Agreement                      Date                            Description
- ---------                      ----                            -----------
Settlement Agreement         12-01-86  Texas Gas Transmission Corporation and M. E. McDonald; Malmac Energy Corp.; McDonald Oil &
                                       Gas Company; Robert W. Henderson; Robert W. Henderson, Trustee for Reliance Trusts; Seymour
                                       G. Hootkins; Hootkins-Louisiana, Ltd.; George M. Cunyus; George M. Cunyus, Trustee; West
                                       Monroe Gas Gathering System; West Monroe Gas Gathering Company, Inc.; Ace Drilling Services,
                                       Inc.; Gas Resources, Ltd.; Luffey Gas Corporation; Shadrack Production Company; and Viking
                                       Resources, Inc.

                                       Exhibit No. 1 to Amendment to Settlement Agreement dated                 between Texas Gas
                                       Transmission Corporation and M. E. McDonald, et al.

Letter Agreement             12-29-86  Amended to include additional acreage in Exhibit A-22, depicted on Exhibit A-23.

Letter Agreement             04-15-87  Amended to include additional acreage in Exhibit A-24, depicted on Exhibit A-25.

Amendment to Gas Purchase    03-04-88  Texas Gas Transmission Corporation and Robert W. Henderson; Robert W. Henderson, Trustee for
 Contract                              Reliance Trusts; Hootkins-Louisiana, Ltd.; Seymour G. Hootkins; M. E. McDonald, Malmac
                                       Energy Corp.; McDonald Oil & Gas Company; George M. Cunyus; George M. Cunyus, Trustee; and
                                       West Monroe Gas Gathering Company, Inc.

Settlement Agreement         03-04-88  Texas Gas Transmission Corporation and M. E. McDonald; Malmac Energy Corp.; McDonald Oil &
                                       Gas Company; Robert W. Henderson; Robert W.

                                                                       Exhibit A
                                                                          Page 4

Agreement                      Date                            Description
- ---------                      ----                            -----------
                                       Henderson, Trustee for Reliance Trusts; Seymour G. Hootkins; Hootkins-Louisiana, Ltd.;
                                       George M. Cunyus; George M. Cunyus, Trustee; West Monroe Gas Gathering System; and
                                       West Monroe Gas Gathering Company, Inc.

                                       Exhibit No. 1 (continued) to Amendment to Settlement Agreement dated between Texas Gas Transmission Corporation and M. E. McDonald, et al.

Amendment to Gas Purchase    03-04-88  Texas Gas Transmission Corporation and Robert W. Henderson; Robert W. Henderson, Trustee
 Contract                              for Reliance Trusts; Hootkins-Louisiana, Ltd.; Seymour G. Hootkins; M. E. McDonald;
                                       Malmac Energy Corp.; McDonald Oil & Gas Company; George M. Cunyus; George M. Cunyus,
                                       Trustee; and West Monroe Gas Gathering Company, Inc.

Letter Agreement             03-11-88  Amended to include additional acreage in Exhibit A-26, depicted on Exhibit A-27.

Letter Agreement             03-30-88  Amended to include additional acreage in Exhibit A-28, depicted on Exhibit A-29.

Agreement                    04-08-88  Authorization for Ergon Exploration, Inc. to act as its own representative from
                                       Reliance Trusts, et al.

Act of Assignment            04-11-88  Reliance Trusts, et al. represented herein by Robert W. Henderson, et al. assigns to
                                       Ergon Exploration, Inc.

                                                                       Exhibit A
                                                                          Page 5

Agreement                      Date                            Description
- ---------                      ----                            -----------
Act of Assignment            04-11-88  M. E. McDonald, et al. assigns to Ergon Exploration, Inc.

Act of Assignment            04-14-88  Malmac Energy Corp. assigns to Ergon Exploration, Inc.

Letter                       04-22-88  Cover letter to above-referenced authorization.

Letter Agreement             05-17-88  Amended to include additional acreage in Exhibit A-30, depicted on Exhibit A-31.

Amendment to Settlement      06-16-88  Texas Gas Transmission Corporation and M. E. McDonald; Malmac Energy Corp.; McDonald
 Agreement                             Oil & Gas Company; Robert W. Henderson, Robert W. Henderson, Trustee for Reliance Trusts;
                                       Seymour C. Hootkins; Hootkins-Louisiana, Ltd.; George M. Cunyus; George M. Cunyus, Trustee;
                                       West Monroe Gas Gathering System; and West Monroe Gas Gathering Company, Inc.

Letter Agreement             06-17-88  Amended to include additional acreage in Exhibit A-32, depicted on Exhibit A-33.

Letter Agreement             09-01-88  Ergon Exploration, Inc. acquired ownership interest in leases dedicated to the Contract, described in Exhibit A and Ergon Exploration, Inc. assumes the obligations and responsibilities of a party Seller.

Letter Agreement             09-19-88  Amended to include additional acreage in Exhibit A-34, depicted on Exhibit A-35.

Letter Agreement             09-19-88  Levi Gas Company acquired all of undivided interest of Reliance Trusts, et al. in named wells.

                                                                       Exhibit A
                                                                          Page 6

Agreement                      Date                            Description
- ---------                      ----                            -----------
Letter Agreement             10-07-88  Amended to include additional acreage in Exhibit A-36, depicted on Exhibit A-37.

Letter Agreement             01-31-89  Amended to include additional acreage in Exhibit A-38, depicted on Exhibit A-39.

Letter Agreement             08-02-89  Hootkins, Louisiana Ltd. appoints West Monroe Gas Gathering Company, Inc. as Seller's representative.

Letter Agreement             10-24-89  Levi Gas Company appoints West Monroe Gas Gathering Company, Inc. as Seller's representative.

Agreement Amending Contracts 02-22-90  Texas Gas Transmission Corporation and Ergon, Inc. and Ergon Exploration, Inc.

Settlement Agreement         03-06-90  Texas Gas Transmission Corporation and Hootkins-Louisiana, Ltd.; West Monroe Gas Gathering
                                       Company, Inc.; and Levi Gas Company.

Letter Agreement             05-15-90  Amended to include additional acreage in Exhibit A-40, depicted on Exhibit A-41.

Letter Agreement             07-11-90  Amended to include additional acreage in Exhibit A-42, depicted on Exhibit A-43.

Letter Agreement             11-30-90  Texas Gas and West Monroe Company, Inc. extend the term of the Settlement Agreement through
                                       May 31, 1991.

Settlement Agreement and     06-07-91  Texas Gas Transmission Corporation and Hootkins-Louisiana, Ltd.; West Monroe Gas Gathering
 Amendment to Gas Purchase             Company, Inc. and Levi Gas Company.
 Contract

                                                                       Exhibit A
                                                                          Page 7

Agreement                      Date                            Description
- ---------                      ----                            -----------
Letter Agreement             07-24-91  Amended to include additional acreage in Exhibit A-44, depicted on Exhibit A-45.

Letter Agreement             08-12-91  Amended to include additional acreage in Exhibit A-46, depicted on Exhibit A-47.

Letter Agreement             08-22-91  Amended to include additional acreage in Exhibit A-50, depicted on Exhibit A-51.

Letter Agreement             03-02-92  Amended to include additional acreage in Exhibit A-54, depicted on Exhibit A-55.

Letter Agreement             03-31-92  Amended to include additional acreage in Exhibit A-56, depicted on Exhibit A-57.

Letter Agreement             04-08-94  Amended to include additional acreage in Exhibit A-52, depicted on Exhibit A-53.

Letter Agreement             08-15-94  Amended to include additional acreage in Exhibit A-58, depicted on Exhibit A-59.

Letter Agreement             08-15-94  Amended to include additional acreage in Exhibit A-60, depicted on Exhibit A-61.

Copy of Record               08-01-95  Levi Gas Company sells wells to Stinson.

Letter Agreement             08-18-95  Amended to include additional acreage in Exhibit A-62, depicted on Exhibit A-63.

The parties may supplement this Exhibit from time-to-time as and if necessary to the extent this list of contracts, agreements and amendments constituting the Contract may be incomplete or require addition or correction.

                                                                       Exhibit B

UNION PARISH         )
                     )
STATE OF LOUISIANA   )

                                   PRO FORMA
                           CERTIFICATE OF ASSIGNMENT

     THIS CERTIFICATE evidences the assignment, effective March 1, 1996, by TEXAS GAS TRANSMISSION CORPORATION, a Delaware corporation ("Assignor"), to BELLWETHER EXPLORATION COMPANY, a Delaware corporation ("Assignee"), of all of Assignor's interest in that certain Gas Purchase Contract dated February 7, 1979, as amended, between Assignor, as Buyer, and Reliance Trusts, et al., (predecessors to West Monroe Gas Gathering Corporation, et al.) as Sellers, covering the sale and purchase of natural gas from the West Monroe Field, Union Parish, Louisiana (the "Contract") and the assumption by Assignee of the responsibilities of Buyer under the Contract effective March 1, 1996.

     IN WITNESS WHEREOF, the parties have executed this Certificate of Assignment effective March 1, 1996.

                                       TEXAS GAS TRANSMISSION
                                       CORPORATION (Assignor)


                                       By:
                                          --------------------------------
                                          Name:
                                               ---------------------------
                                          Title:
                                                --------------------------

                                       BELLWETHER EXPLORATION COMPANY
                                       (Assignee)


                                       By:
                                          --------------------------------
                                          Name:
                                               ---------------------------
                                          Title:
                                                --------------------------

THE COMMONWEALTH OF KENTUCKY   )
                               )
COUNTY OF DAVIESS              )

     This instrument was acknowledged before me on the    day of         , 1996
by                   ,               of Texas Gas Transmission Corporation, a
Delaware corporation, on behalf of said corporation.


                                           ---------------------------
                                           Notary Public,
                                           Kentucky State at Large

THE STATE OF TEXAS    )
                      )
COUNTY OF HARRIS      )

     This instrument was acknowledged before me on the    day of         , 1996
by                   ,               of Bellwether Exploration Company, a
Delaware corporation, on behalf of said corporation.


                                           -----------------------------
                                           Notary Public, State of Texas

UNION PARISH         )
                     )
STATE OF LOUISIANA   )

                           CERTIFICATE OF ASSIGNMENT

     THIS CERTIFICATE evidences the assignment, effective March 1, 1996, by TEXAS GAS TRANSMISSION CORPORATION, a Delaware corporation ("Assignor"), to BELLWETHER EXPLORATION COMPANY, a Delaware corporation ("Assignee"), of all of Assignor's interest in that certain Gas Purchase Contract dated February 7, 1979, as amended, between Assignor, as Buyer, and Reliance Trusts, et al., (predecessors to West Monroe Gas Gathering Corporation, et al.) as Sellers, covering the sale and purchase of natural gas from the West Monroe Field, Union Parish, Louisiana (the "Contract") and the assumption by Assignee of the responsibilities of Buyer under the Contract effective March 1, 1996.

     IN WITNESS WHEREOF, the parties have executed this Certificate of Assignment effective March 1, 1996.

                                       TEXAS GAS TRANSMISSION
                                       CORPORATION (Assignor)


                                       By: /s/ KIM R. COCKLIN
                                          --------------------------------
                                          Name: Kim R. Cocklin
                                          Title: Vice President

                                       BELLWETHER EXPLORATION COMPANY
                                       (Assignee)


                                       By: /s/ J. DARBY SERE'
                                          --------------------------------
                                          Name: J. Darby Sere'
                                          Title: President

THE COMMONWEALTH OF KENTUCKY   )
                               )
COUNTY OF DAVIESS              )

     This instrument was acknowledged before me on the 1st day of March, 1996 by Kim R. Cocklin, Vice President of Texas Gas Transmission Corporation, a Delaware corporation, on behalf of said corporation.

                                           /s/ KAREN J. HOLLAND
                                           ---------------------------
                                           Notary Public,
                                           Kentucky State at Large
                                           Commission expires 8-26-99

THE STATE OF TEXAS    )
                      )
COUNTY OF HARRIS      )

     This instrument was acknowledged before me on the 29th day of February, 1996 by J. Darby Sere', President of Bellwether Exploration Company, a Delaware corporation, on behalf of said corporation.

                                           /s/ JACQUELINE PARTIN
                                           -----------------------------
                                           Notary Public, State of Texas
                                           Commission expires 06-21-96




                                       2